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                                                                    Exhibit 99.7


                           LONG-TERM PLEDGE AGREEMENT

         THIS LONG-TERM PLEDGE AGREEMENT (this "Agreement"), dated as of October 11, 1999, between Francois Gravil - Guy Picard, in trust for the company to be owned and operated by Francois Gravil and Guy Picard (the "Pledgor"), and The UniMark Group, Inc., a Texas corporation (the "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, the Pledgor, has entered into that certain Stock Purchase Agreement dated October 11, 1999 (the "Purchase Agreement")(certain capitalized terms used herein which are defined in the Purchase Agreement shall have the same meanings when used herein, unless otherwise defined herein) with the Secured Party, as Purchaser, pursuant to which, among other things, the Pledgor has agreed to purchase from the Secured Party, and the Secured Party has agreed to sell to the Pledgor, all of the issued and outstanding shares of capital stock of Les Produits Deli-Bon, Inc., a Quebec corporation (the "Deli-Bon Shares"); and

         WHEREAS, it is a condition precedent to the obligation of the Secured Party to sell the Deli-Bon Shares under the Purchase Agreement, that the Pledgor execute and deliver this Security Agreement and grant the security interests contemplated hereby; and

         WHEREAS, this Agreement, the Purchase Agreement, the 30 Day Note, the 60 Day Note and the 5 Year Note are hereinafter sometimes referred to as the "Loan Documents".

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged by it, and in order to induce the Secured Party to sell the Deli-Bon Shares pursuant to the Purchase Agreement, Pledgor agrees with the Secured Party, as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1 Certain Terms. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Collateral" is defined in Section 2.1.

         "Deli-Bon" means Les Produits Deli-Bon, Inc., a Quebec corporation.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options, non-cash dividends and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not mean Dividends.


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         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares made out of capital surplus.

         "Event of Default" means Pledgor is in default under this Agreement upon the happening of any of the following events or conditions (each an "Event of Default"): (a) any default in the timely performance of any covenant or agreement contained in or secured by this Agreement; (b) the entry of a judgment or levy against any part of the Collateral or any execution, attachment, sequestration, distraint warrant or other like or similar writ is issued with respect to any of the Collateral; (c) the title of Pledgor to the Collateral becomes the subject of litigation which would or might, in Secured Party's opinion, upon final determination result in substantial impairment or loss of the security provided by this Agreement and upon notice by Secured Party to Pledgor such litigation is not dismissed within 30 days of such notice; or (d) the occurrence of an Event of Default under the 30 Day Note, the 60 Day Note, or the 5 Year Note.

         "Initial Pledged Shares" means the capital stock of Deli-Bon more particularly described in Attachment 1 hereto.

         "Pledged Property" means all Pledged Shares, and all other pledged shares of capital stock, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Secured Party or may from time to time hereafter be delivered by the Pledgor to the Secured Party for the purpose of pledge under this Agreement or any other Loan Document, and all proceeds of any of the foregoing.

         "Pledged Shares" means the Initial Pledged Shares and all other shares of capital stock of Deli-Bon, if any, which are delivered by the Secured Party as Pledged Property hereunder.

         "Pledgor" is defined in the preamble.

         "Purchase Agreement" is defined in the first recital.

         "Ratable" or "Ratably" means, in the context of a distribution of Collateral or a distribution of proceeds of any of the Collateral, an allocation of such Collateral or proceeds among the holders of the Deli-Bon Shares pro rata in accordance with their respective portion of the aggregate dollar amount of the Deli-Bon Shares to which the distribution is being applied.

         "Secured Obligations" is defined in Section 2.2.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of Texas.

         SECTION 1.2 Purchase Agreement Definitions. Etc. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Purchase Agreement. References to the masculine gender shall include the feminine and neuter genders unless the context otherwise requires.


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         SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.


                                    ARTICLE 2

                                     PLEDGE

         SECTION 2.1 Grant of Security Interest. Pledgor hereby pledges, assigns, charges, mortgages, delivers and transfers to the Secured Party, and hereby grants to the Secured Party, a continuing security interest in, all of the following property (the "Collateral"):

         (a)      the Initial Pledged Shares;

         (b)      all Pledged Shares issued from time to time;

         (c) all other Pledged Property, whether now or hereafter delivered to the Secured Party in connection with this Agreement;

         (d) all Dividends, Distributions, interest and other payments and rights with respect to any Pledged Property; and

         (e)      all proceeds of any of the foregoing.

         SECTION 2.2 Security for Secured Obligations. This Agreement secures the payment in full of all obligations of the Pledgor now or hereafter existing related to the 30 Day Note, 60 Day Note and 5 Year Note, whether for principal, interest, costs, fees, expenses or otherwise, and all obligations now or hereafter existing of Pledgor to the Secured Party (collectively, the "Secured Obligations").

         SECTION 2.3 Delivery of Pledged Property; Registration of Pledge, Transfer, etc. All certificates and instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Secured Party pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank. The Secured Party shall have the right, at any time and without notice to Pledgor, to transfer to, or to register in the name of the Secured Party or any of its nominees, any or all of the Pledged Shares. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Shares for certificates or instruments of smaller or larger denominations.

         SECTION 2.4 Continuing Security Interest; Transfer of Note. This Agreement shall

         (a)      create a continuing security interest in the Collateral;

         (b) remain in full force and effect until payment in full of all Secured Obligations;


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         (c)      be binding upon Pledgor, its successors and assigns; provided that Pledgor may not assign any of its rights or obligations hereunder without the prior written consent of the Secured Party; and

         (d) inure to the benefit of the Secured Party and their respective successors, transferees and assigns.

Without limiting the foregoing, any holder may assign or otherwise transfer any other obligation, held by it to any other person, in accordance with the terms of the Purchase Agreement, and such other person shall thereupon become vested with all the benefits in respect thereof granted herein, in the other Loan Documents or otherwise. Upon the payment in full of the Secured Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, the Secured Party will, at Pledgor's expense, deliver all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Secured Party hereunder, and execute and deliver to Pledgor (without recourse or representation whatsoever), at Pledgor's expense, such documents as Pledgor shall reasonably request to evidence such termination.


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Warranties, etc. Pledgor represents and warrants unto the Secured Party that as at the date of each pledge hereunder (including each pledge of Pledged Shares) by Pledgor to the Secured Party of any Collateral,

         (a) Pledgor has all requisite power and authority, and has taken all necessary corporate action, to execute and deliver and perform its obligations under this Pledge Agreement and to pledge the Collateral hereunder.

         (b) The execution, delivery and performance of this Agreement by Pledgor, and the pledge of the Collateral hereunder do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any contractual obligation of Pledgor or any law or government regulation or court decree or order and will not result in or require the creation or imposition of any lien on any of Pledgor's properties pursuant to the provisions of any contractual obligation. This Agreement is the legal, valid and binding obligation of Pledgor enforceable in accordance with its terms subject to the effect of

                           (i) any applicable bankruptcy, insolvency or similar
                  laws affecting creditors' rights generally; and

                           (ii) general principles of equity (regardless of
                  whether considered in a proceeding in equity or at law).

         (c) Except as disclosed in the Purchase Agreement, there is no pending or, to the knowledge of Pledgor, threatened litigation, arbitration or governmental investigation,


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         proceeding or inquiry against Pledgor, or to which any of its properties, assets or revenues is subject.

         (d) Pledgor will be the legal and beneficial owner of, and will have good and marketable title to (and will have full right and authority to pledge and assign) all Collateral, free and clear of all liens or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Secured Party.

         (e) The delivery of the Collateral (including the delivery of the Initial Pledged Shares) to the Secured Party will be effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations, and no filing or other action will be necessary to perfect or protect such security interest.

         (f) In the case of any Pledged Shares constituting Collateral, all of such Pledged Shares will be duly authorized and validly issued, fully paid, and non-assessable.

         (g) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority will be required either

                           (i) for the pledge by Pledgor of any Collateral
                  pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by Pledgor, or

                           (ii) for the exercise by the Secured Party of the
                  voting or other rights provided for in this Agreement, or (except, with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally) the remedies in respect of the Collateral pursuant to this Agreement.


                                    ARTICLE 4

                                    COVENANTS

         SECTION 4.1 Protect Collateral; Further Assurances. etc. Pledgor will not sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Secured Party hereunder). Pledgor will warrant and will use its best efforts to defend the right and title herein granted unto the Secured Party in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Pledgor agrees that at any time, and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 4.2 Stock Powers, etc. Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by Pledgor pursuant to this Agreement will be


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accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Secured Party. Pledgor will, from time to time upon the request of the Secured Party, promptly deliver to the Secured Party such stock powers, instruments and similar documents, satisfactory in form and substance to the Secured Party, with respect to the Collateral as the Secured Party may reasonably request and will, from time to time upon the request of the Secured Party after the occurrence of any default, promptly transfer any Pledged Shares or other shares of stock constituting Collateral into the name of the Secured Party or any nominee designated by the Secured Party.

         SECTION 4.3 Continuous Pledge. Pledgor will, at all times, keep pledged to the Secured Party pursuant hereto all Pledged Shares and all other shares of stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds and rights from time to time received by or distributable to Pledgor in respect of any Collateral.

         SECTION 4.4 Voting Rights; Dividends, etc. Pledgor agrees to deliver all Distributions at any time received by it to the Secured Party to be held as Collateral hereunder and, in addition, to deliver (properly endorsed where required hereby or requested by the Secured Party) to the Secured Party:

         (a) after any Default shall have occurred and be continuing or if any Default shall occur as a result thereof, promptly upon receipt thereof by Pledgor and without any request therefor by the Secured Party, all Dividends, all other cash payments and all proceeds of the Collateral, all of which shall be held by the Secured Party as additional collateral for use in accordance with Section 5.4; and

         (b) after any Default shall have occurred and be continuing, promptly upon request of the Secured Party, such proxies and other documents as may be necessary to allow the Secured Party to exercise the voting power with respect to any share of capital stock constituting Collateral;

provided, however, that unless a default shall have occurred and be continuing or result therefrom, Pledgor shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Purchase Agreement or any other Loan Document (including this Agreement), the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral (subject to Pledgor's obligation to deliver to the Secured Party such Pledged Shares and other shares in pledge hereunder).

All Dividends, Distributions, cash payments and proceeds which may at any time and from time to time be held by Pledgor but which Pledgor is then obligated to deliver to the Secured Party, shall, until delivery to the Secured Party, be held by Pledgor separate and apart from its other property in trust for the Secured Party. The Secured Party agrees that unless a Default shall have occurred and be continuing, the Secured Party shall, upon the written request of Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by Pledgor which are necessary to allow Pledgor to exercise voting power with respect to any share of capital stock (including Pledged Shares) constituting Collateral; provided, however that no vote shall be cast, or consent,

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waiver or ratification given, or action taken by Pledgor that would impair any
Collateral or be inconsistent with or violate any provision of the Purchase Agreement or any other Loan Document (including this Agreement).

         SECTION 4.5 Sale of Assets. Pledgor will not sell, assign, transfer, pledge or encumber all or substantially all of the assets that are necessary for the operations of Deli-Bon as presently conducted.

         SECTION 4.6 Payment of the Obligations. The Pledgor will pay each part of the 30 Day Note, 60 Day Note, 5 Year Note and obligations under the Purchase Agreement when due.

         SECTION 4.7 Agreements. Pledgor will comply with and duly and punctually perform and observe all agreements, covenants, and obligations contained in the Loan Documents and any other agreement between it and the Secured Party.

         SECTION 4.8 Books and Records; Inspection. Pledgor will maintain in a secure place on the Pledgor's premises, complete proper and accurate books, records, ledgers, correspondence, and other papers relating to Deli-Bon's business and affairs. The Secured Party will at all reasonable times have the right to examine, inspect, audit, verify, and copy such items, and to remove copies thereof and to discuss any of same with appropriate officers, accountants, and auditors of Pledgor.

         SECTION 4.9 Notice of Default. Within twenty-four (24) hours of the discovery by Pledgor of the occurrence of a Default or Event of Default hereunder or under any of the other Transaction Documents or an event which could reasonably be expected to result in a Default or Event of Default hereunder or under any other Loan Document, the Pledgor will notify the Secured Party and will deliver a certificate signed by the president, chief executive officer or the chief financial officer of the Pledgor concerning the nature and period of existence thereof and the steps, if any, being taken to cure such Default or Event of Default.

         SECTION 4.10 Maintenance of Existence, Approvals, and Licenses. Pledgor will preserve and maintain Deli-Bon's existence, rights, privileges, operations and franchises in its jurisdiction of creation, qualify and remain qualified in each jurisdiction in which, under then applicable law, the nature of its business or the ownership of its properties requires such qualification and obtain and maintain in full force all approvals, licenses (governmental and private) permits, and authorizations necessary to conduct its business and comply with its obligations under the Loan Documents. Pledgor will continue to operate Deli-Bon in a prudent and businesslike manner.

         SECTION 4.11 Compliance with Laws, Material Agreements, and Licenses. Pledgor will comply with all foreign and domestic laws, rules, regulations, ordinances, orders, judgments, and decrees applicable to it or any of its property, a breach of which (when considered alone or when aggregated with the effect of other breaches) could have a material adverse effect, will comply in all respects with all material agreements, indentures, mortgages, leases, and other documents to which it is a party or by which it or any of its property is bound and will keep in full force and effect all material licenses, permits, and franchises necessary or useful for the conduct of its business.


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         SECTION 4.12 Maintenance of Assets and Insurance. Pledgor will keep all assets which are useful and necessary in the business in good working order and condition, make all necessary replacements and maintain, or cause to be maintained, such insurance as is customarily maintained by other businesses of comparable type and size with such financially sound and reputable insurers, in such amounts and covering such risks as shall be satisfactory and acceptable to the Secured Party.

         SECTION 4.13 Financial Information. Pledgor will furnish to the Secured Party within seven (7) days (a) such financial information and information regarding Payee and Deli-Bon as the Secured Party may from time to time reasonably request and (b) written notice of the occurrence of any event which would make any representation contained in Article III untrue at such time.


                                    ARTICLE 5

                                    REMEDIES

         SECTION 5.1 Actions upon Event of Default. In addition to its rights and remedies provided hereunder, whenever an Event of Default shall have occurred and be continuing, the Secured Party shall have all rights and remedies of a secured party upon default under the U.C.C. or other applicable law. Any notification required by law of any intended disposition by the Secured Party of any of the Collateral shall be deemed reasonably and properly given if given at least 15 days before such disposition. Without limitation of the above, the secured Party may, whenever an Event of Default shall have occurred and be continuing, without prior notice to Pledgor, take all or any of the following actions:

         (a) transfer all or any part of the Collateral into the name of the Secured Party or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

         (b) notify the parties obligated on any of the Collateral to make payment to the Secured Party of any amount due or to become due thereunder;

         (c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

         (d) endorse any checks, drafts, or other writings in Pledgor's name to allow collection of the Collateral;

         (e) take control of any proceeds of the Collateral; and

         (f) execute (in the name, place and stead of Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.


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         SECTION 5.2 Attorney-in-Fact. Pledgor hereby irrevocably appoints the
Secured Party its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, the Secured Party, or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, upon the occurrence and continuance of an Event of Default, all actions described in Section 5.1.

         SECTION 5.3 Private Sales.

         (a) Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay sale of any of the Pledged Shares for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Deli-Bon would agree to do so.

         (b) Pledgor further agrees to use its best efforts to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this Section 5.3 valid and binding and in compliance with any and all other applicable requirements of law.

         SECTION 5.4 Application of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as additional collateral security for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Secured Obligations in the following order:

         (a) first, Ratably, to the principal then due on the 30 Day Note;

         (b) second, Ratably, to the principal then due on the 60 Day Note;

         (c) third, Ratably, to the unpaid interest accrued and then due on the 5 Year Note (including any premium thereon); and

         (d) fourth, to any other Secured Obligations then due or owing.

Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

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         SECTION 5.5 Indemnity and Expenses. Pledgor hereby indemnifies and holds harmless the Secured Party from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Secured Party's gross negligence or wilful misconduct. Upon demand, Pledgor will pay, or cause to be paid, to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with:

         (a) the administration of this Agreement;

         (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

         (c) the exercise or enforcement of any of the rights of the Secured Party hereunder and any action taken by the Secured Party under Section 6.5; or

         (d) the failure by Pledgor to perform or observe any of the provisions hereof.


                                    ARTICLE 6

                                  MISCELLANEOUS

         SECTION 6.1 Amendments, etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing, signed by the Secured Party and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 6.2 Obligations Not Affected. The obligations of Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

         (a) any amendment or modification or addition or supplement to the Purchase Agreement, any other Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

         (b) any exercise, non-exercise or waiver by the Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to this Agreement, the Purchase Agreement or any Loan Document;

         (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Purchase Agreement or any Loan Document or any assignment or transfer of any thereof; or

         (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, death or incompetency of the Pledgor or any other Person, whether or not Pledgor shall have notice or knowledge of any of the foregoing.


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         SECTION 6.3 Protection of Collateral. The Secured Party may from time to time, at its option, perform any act which Pledgor agrees hereunder to perform and which Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Secured Party may from time to time take any other action which the Secured Party reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 6.4 Addresses for Notices. All notices and other communications provided for hereunder to any party hereto under this Agreement shall be in writing or by facsimile and addressed or delivered to it at the address set forth below its signature hereto, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any such notice, if mailed and properly addressed with postage prepaid, shall be deemed given seven
(7) calendar days after mailing; any notice, if transmitted by facsimile shall be deemed given when transmitted on a business day (with evidence of transmission confirmation).

         SECTION 6.5 Governing Law; Jurisdiction.

         (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         (b) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY TEXAS STATE OR FEDERAL COURT SITTING IN DALLAS, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATED DOCUMENT (AND PLEDGOR AGREES THAT SUCH JURISDICTION WILL BE EXCLUSIVE WITH RESPECT TO CLAIMS BROUGHT BY PLEDGOR AGAINST THE SECURED PARTY), AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE OR FEDERAL COURT. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

         (c) Pledgor hereby irrevocably designates, appoints and empowers C.T. Corporation System, 350 N. St. Paul Street, Suite 2900, Dallas, Texas 75201, as its authorized agent to receive, for and on its behalf and on behalf of its property, service of process in the State of Texas when and as such legal actions or proceedings may be brought in the courts of the State of Texas or of the United States of America sitting in Texas, and such service of process shall be deemed complete upon the date of delivery thereof to such agent whether or not such agent gives notice thereof to Pledgor, or upon the earliest of any other date permitted by applicable law. It is understood that a copy of said process served on such agent will as soon as practicable be forwarded to Pledgor, at its address set forth below, but Pledgor's failure to receive such copy shall not affect in any way the service of said process on said agent as the agent of Pledgor. Pledgor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to Pledgor at its address set forth below, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. Pledgor agrees that it will at all times continuously maintain an agent to receive service of process in the State of Texas and in the event that, for any reason, the agent named above or its successor shall no longer serve as its agent to receive service of process in the State of Texas on its behalf, it shall promptly appoint a successor so to serve and shall advise the Secured Party. Nothing in this Section 6.5 shall affect the right of the Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

         SECTION 6.6 Waiver of Jury Trial. Etc. THE SECURED PARTY, AND PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE SECURED PARTY OR PLEDGOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY'S ENTERING INTO THE PURCHASE AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        THE UNIMARK GROUP, INC.,
                                        A Texas corporation


                                        By: /s/ Soren Bjorn
                                           -------------------------------------
                                                Soren Bjorn
                                                Chief Executive Officer,
                                                President and Secretary

                                        Address:    P.O. Box 229
                                                    Bartonville, Texas 76226

                                        Telecopy No.: (817) 491-1272

                                        Attention:  Soren Bjorn

                                        FRANCOIS GRAVIL - GUY PICARD
                                        In trust for the company to be owned and operated by Francois Gravil and Guy Picard


                                        /s/ Francois Gravil
                                        ----------------------------------------
                                        Francois Gravil


                                        /s/ Guy Picard
                                        ----------------------------------------
                                        Guy Picard

                                        Telecopy No.: (418) 842-8926


STATE OF TEXAS         )
                       )
COUNTY OF DALLAS       )

         On the 11th day of October, 1999 before me personally came FRANCOIS GRAVIL, to me known who, being sworn, did depose and say that he is to own and operate the entity to be formed as Francois Gravil - Guy Picard with Guy Picard, described in and which executed the foregoing instrument and that he signed his name thereto in trust for, and on behalf of, said company to be owned and operated by Francois Gravil and Guy Picard.


                                        ----------------------------------------
                                        Notary Public


STATE OF TEXAS         )
                       )
COUNTY OF DALLAS       )

         On the 11th day of October, 1999 before me personally came GUY PICARD, to me known who, being sworn, did depose and say that he is to own and operate the entity to be formed as Francois Gravil - Guy Picard with Francois Gravil, described in and which executed the foregoing instrument; and that he signed his name thereto in trust for, and on behalf of, said company to be owned and operated by Francois Gravil and Guy Picard.


                                        ----------------------------------------
                                        Notary Public

                                  ATTACHMENT 1
                            (to the Pledge Agreement)


                             INITIAL PLEDGED SHARES

                       51% OF OUTSTANDING DELI-BON SHARES

           Stock                   Number of Shares Pledged           Certificate Number.
           -----                   ------------------------           -------------------
        Common Stock                       739,500                           C-4